www.jenseninvest.com

Jensen Quality Value Fund
SUMMARY PROSPECTUS

1/15/2020

	Class J Shares JNVSX	Class I Shares JNVIX

Before you invest, you may want to review the Jensen Quality Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.jenseninvestment.com/jmf/jensen-funds/formsdocuments/prospectus-reports/. You may also obtain this information at no cost by calling 800-992-4144 or by sending an email request to funds@jenseninvestment.com. The Fund’s prospectus and statement of additional information, both dated January 15, 2020, are incorporated by reference into this summary prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-992-4144 or send an e-mail request to funds@jenseninvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Investment Objective
The objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I
Management Fees	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees (Class J)	0.25%	None
Shareholder Servicing Fee (Class I) [1]	None	0.02%
Other Expenses[2]	0.61%	0.61%
Total Annual Fund Operating Expenses[3]	1.51%	1.28%
Fee Waiver/Expense Reimbursements	-0.45%	-0.45%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements[3,4]	1.06%	0.83%

1.
The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.02% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.

2.	Other Expenses include custodian, transfer agency and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses.

3.
Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include Acquired Fund Fees and Expenses.

4.
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”), and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, and extraordinary expenses), do not exceed 0.80% of the Fund’s average daily net assets through January 15, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s Total Annual Operating Expenses (after the amount of the reimbursement is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and either redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through January 15, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$108	$433	$781	$1,763
Class I	$85	$361	$659	$1,506

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 42.51% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s investment strategy seeks to identify companies the Adviser deems to be undervalued. To achieve its objective, the Fund invests in equity securities of companies that satisfy the investment criteria described below. These companies are selected from a universe of publicly traded U.S. companies that, as determined by the Adviser, have produced long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must have a market capitalization between $100 million and the capitalization of the largest company in the Russell Midcap® Index, and a return on equity of 15% or greater in each of the last ten years as determined by the Adviser and may include companies with negative equity resulting from debt-financing of large share repurchases. These companies may have unique risk profiles depending on the amount of debt incurred relative to the company’s ability to repay that debt.

Equity securities in which the Fund may invest as a principal strategy consist primarily of common stocks of small- and mid-cap U.S. companies. For purposes of the Fund, the Adviser considers a company to be a small- or mid-cap company if it has a market capitalization between $100 million and the capitalization of the largest company in the Russell Midcap® Index at the time of the Fund’s investment. The Adviser determines the companies that qualify for inclusion in the Fund’s investable universe on at least an annual basis.

The Fund’s investment strategy is based on applying fundamental analysis and valuation models to this select universe of companies in order to identify investment opportunities. Fundamental analysis includes assessment of the company’s industry, strategy, competitive advantages, business segments, geographic distribution, growth and profitability, financial statements (income statement, cash flow statement, balance sheet), and the company’s other financial reports. The valuation models are rooted in fundamentals-based investment principles and include discounted cash flow models (for example, determining the present value of expected future cash flows), relative valuation methods (for example, a company’s valuation relative to its own history, its industry peers, or the broader stock market), and ratio methods (for example, a company’s price-to-earnings ratios).

The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective. In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria described above for inclusion in the universe of companies in which the Fund may invest. In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company. Examples of such extraordinary situations include a significant acquisition, divestiture, or accounting rule change that results in a significant change to a company’s equity balance and a non-meaningful return on equity number.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 30 to 50 primarily domestic companies. The Fund must always own the securities of a minimum of 25 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in this Fund are:

+	Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

+	Management Risk
The investment process used by the Adviser, including the Adviser’s valuation models, to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

+	Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of at least 15% per year for each of the prior 10 years. Due to the relatively limited number of companies that meet this investment criteria and thereby qualify for investment consideration, at times the Fund is prohibited from investing in certain companies and sectors that are experiencing strong market appreciation, but have not attained the high level of consistent, long-term business performance that is required for investment consideration by the Fund. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

+	Value Style Investing Risk
A value investing style subjects the Fund to the risk that the prices of securities the Adviser believes are undervalued may not appreciate as anticipated or may go down, the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

+	Small- and Mid-Cap Company Risk
The securities of small-cap and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance information, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jenseninvestment.com, or by calling the Fund toll-free at 800-992-4144.

Jensen Quality Value Fund - Class J Shares1
Calendar Year Returns as of December 31

[1]	The returns in the bar chart are for the Class J shares. The performance of Class I shares will differ due to differences in expenses.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.40% for the quarter ended March 31, 2013,

and the lowest quarterly return was -13.99% for the quarter ended September 30, 2011.

Average Annual Total Returns For the Periods Ended December 31, 2019	One Year	Five Year	Since Inception 3/31/2010
Class J Shares
Return Before Taxes	26.33%	6.80%	9.78%
Return After Taxes on Distributions	25.10%	5.09%	8.05%
Return After Taxes on Distributions and Sale of Fund Shares	16.45%	4.88%	7.51%
Class I Shares
Return Before Taxes	26.69%	7.01%	9.97%
Russell 2500® Total Return Index* (reflects no deductions for fees, expenses, or taxes)	27.77%	8.93%	11.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Class J shares only and after-tax returns for the Class I shares will vary.

Management

Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Eric H. Schoenstein	Since 2010	Vice President and Managing Director
Kurt M. Havnaer	Since 2010	Portfolio Manager
Adam D. Calamar	Since 2013	Portfolio Manager
All members of the Fund’s portfolio management team share responsibility in managing the Fund and making decisions regarding the Fund’s investments.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Jensen Quality Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 800-992-4144, on any day the New York Stock Exchange (“NYSE”) is open for trading, or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in Class J shares of the Fund is $2,500 and Class I shares of the Fund is $250,000. Subsequent investments in Class J and Class I shares may be made with a minimum investment amount of $100.

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser. Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to the broker-dealer or other intermediaries for transactions in the Fund, which are not reflected in the fee table or expense example. Ask your adviser or visit your financial intermediary’s website for more information.